Goldrich Mining Closes Second Tranche of Private Placement

SPOKANE, WA - June 13, 2016 - Goldrich Mining Company (OTCBB: GRMC) (“Goldrich” or the “Company) announces the Company has closed the second tranche of its previously announced private placement (the “Offering”) for additional gross proceeds of US$50,000. The Company sold 50 Series D Preferred Stock of the Company and warrants at a price per preferred share of US$1,000.

Each Series D Preferred Share is convertible into common shares of the Company equal in number to $1,000.00 divided by $0.03 per share. The purchaser of each Series D Preferred Share also received warrants to purchase shares of common stock of the Company equal in number to the total purchase price divided by 0.03 (rounded down), exercisable at any time beginning one year after the closing date for a term ending five years from the closing date at an exercise price of $0.045 per Common Share.

In the event that the Company sells any or all of its assets, in any combination, whether pursuant to a merger, share exchange, stock purchase, business combination or other similar transaction, for aggregate total compensation greater than $3,000,000 within a one-year period following the date of issuance of the Preferred Shares, the Purchaser shall have the right to demand that the Company redeem all or some of the outstanding Securities (the Preferred Shares, the Warrants, the Warrant Shares and the Conversion Shares) at a redemption price equal to the aggregate purchase price of such Securities being redeemed plus an additional amount equivalent to the amount of interest that would have accrued on the aggregate purchase price of the Securities being redeemed at a rate of 15% from the date of issuance of the Preferred Shares through to the date of redemption.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein. None of the common stock or warrants have been or will be registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or any applicable securities laws of any state of the United States and may not be offered or sold absent such registration or an available exemption therefrom. The securities were issued to qualified investors pursuant to exemptions from such registration requirements. The warrants may not be exercised except pursuant to exemptions under the Securities Act and any applicable securities laws of any state of the United States.

About Goldrich Mining

Goldrich Mining (OTCBB: GRMC) is a U.S. based resource company focused on developing the Chandalar gold district in Alaska, USA. The Company controls a land package spanning over 22,000 acres of highly prospective gold targets and historic mines. Goldrich is focused on building shareholder value by monetizing placer assets, generating non-dilutive funds, and working towards building a gold mine at Chandalar.

For additional information regarding Goldrich Mining Company or this news release, please contact President and CEO Mr. William Schara via telephone at (509) 768-4468 or visit www.goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results

“may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

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risks related to our ability to continue as a going concern being in doubt;

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risks related to our history of losses;

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risks related to our outstanding gold forward sales contracts and notes;

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risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

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risks related to our property not having any proven or probable reserves;

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risk related to our limited history of commercial production;

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risk related to operating a mine;
risk related to accurately forecasting production;

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risks related to our dependence on a single property – the Chandalar property;

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risks related to climate and location restricting our exploration and, if warranted, development and production activities;

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risks related to our mineralization estimates being based on limited drilling data;

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risks related to our exploration activities not being commercially successful;

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risks related to actual capital costs, production or economic return being different than projected;

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risk related to our joint venture arrangements;

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risks related to mineral exploration;

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risks related to increased costs;

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risks related to a shortage of equipment and supplies;

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risk related to fluctuations in gold prices;

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risks related to title to our properties being defective;

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risks related to title to our properties being subject to claims;

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risks related to estimates of mineralized material;

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risks related to government regulation;

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risks related to environmental laws and regulation;

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risks related to land reclamation requirements;

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risks related to future legislation regarding mining laws;

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risks related to future legislation regarding climate change;

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risks related to our lack of insurance coverage for all risks;

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risks related to competition in the mining industry;

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risks related to our dependence on key personnel;

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risks related to our executive offices not dedicating 100% of their time to our company;

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risks related to potential conflicts of interest with our directors and executive officers;

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risks related to market conditions; and

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risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.